1 June 2014

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2013, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  difficulties in completing acquisitions;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  our ability to maintain rental rates and occupancy levels;  competitive market forces; and  the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD LOOKING STATEMENTS

3 SUN COMMUNITIES, INC. (NYSE:SUI)  Leading owner, developer and manager of manufactured housing (“MH”) and recreational vehicle (“RV”) sites  Sun Communities’ portfolio includes 193 communities consisting of approximately 72,000 sites across 27 states  161 MH communities:  54,300 sites  12 blended MH/RV communities  32 RV only resorts:  17,700 sites  Annuals – 9,000  Transient – 8,700  Sell and lease new and pre-owned manufactured homes as an adjunct to our core business

4 GEOGRAPHICALLY DIVERSIFIED PORTFOLIO 2014 Acquisitions: • Saco/Old Orchard Beach KOA • Seashore Campsites RV and Campground • Driftwood Camping Resort • Castaways RV Resort & Campground • Wine Country RV Resort As of June 1, 2014

5 Comparing all manufactured homes to the multifamily average, a manufactured home provides approximately 35% more space at approximately 40% less cost per square foot. AFFORDABILITY DRIVES MANUFACTURED HOUSING Sun – Manufactured Homes Apartments • Average rent ≈ $801/month or $0.62/square foot • Average square footage ≈ 1,300 square feet • Average rent ≈ $997/month or $1.01/square foot* • Average square footage ≈ 900-1,000 square feet Source: Rent.com data *Represents average rent for a 2 bedroom apartment in market areas Sun operates in. Manufactured Housing vs. Multi Family:

6 AFFORDABILITY DRIVES MANUFACTURED HOUSING Manufactured Housing vs. Single Family: • Average cost of Manufactured Housing ≈ $61,900 or roughly 1 years income • Average cost of Single Family ≈ $292,200 or roughly 4 years 5 months income The median income in the 27 states in which Sun operates is $65.3K. Even with the drop in single family housing prices since 2008, the average single family home still costs over 4x the price of a MH unit. *2012 Average household income in the 27 states SUI operates in per US Census data. Housing data from 2013 MHI Quick Facts

7 STABILITY OF REVENUE Stable and growing revenue due to:  Low turnover of owner occupied sites due to high cost to move a home ($4,000-$10,000)  Average tenure of our residents in our communities is 13 years  Average term of home in our communities is approximately 40 years Move Outs and Re-Sales No loss in revenue as home stays in the community.

8 CAPITAL EXPENDITURES Manufactured housing is a low capex business relative to its peers as it is largely a land ownership business. Source: Company filings Data as of 12/31/2013 Capex as a % of Revenues

9 RECESSION RESISTANT  Low annual resident turnover results in stability of income and occupancy  Strong and consistent rental growth creating a stable revenue stream  Occupancy gains are a function of Sun’s integrated platform, including leasing, sales, and financing $ in M ill io n s Same Site NOI Growth O c c u p a n c y of M a n u fac tu re d H o m e s a n d P e rm a n e n t R V A v e rag e M o n th ly R e n t of M a n u fac tu re d H o m e s Same Site Occupancy Same Site Rent Growth 0.70% 3.12% 3.58% 5.54% 5.87% 7.10% -0.50% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% 7.50% 8.50% 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4* $404 $413 $425 $437 $445 $462 $370 $390 $410 $430 $450 $470 $490 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4* 83.4% 84.3% 85.8% 86.7% 88.9% 90.7% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4* *Projection based on midpoint of 2014 guidance

10 *Based on midpoint of 2014 guidance. REVENUE ALLOCATION Revenues from home sales 13% Rental home revenue 8% Ancillary revenues, net 2% Interest and other income 3% Income from real property 74% Projected 2014 Revenues* 87% 86% 84% 82% 11% 10% 10% 10% 2% 4% 6% 8% 70% 75% 80% 85% 90% 95% 100% 2011 2012 2013 2014* Income from Real Property Annual/Seasonal Income Other Income from Property Transient RV Income

11 Source: Citi Investment research, May 2014. “REITs”- includes an index of REITs across a variety of asset classes including self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty Source: SNL SAME SITE NOI SAME SITE INDEXED NOI GROWTH MH is the most recession resistant sector of the housing and commercial real estate sectors and has consistently outperformed multifamily in same site NOI growth since 2000. Sun’s average same site NOI growth has exceeded the industry average by 1.5% over a 15 year period. -9.0% -8.0% -7.0% -6.0% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 4Q 98 1Q 99 2Q 99 3Q 99 4Q 99 1Q 00 2Q 00 3Q 00 4Q 00 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 SUI Apartments SUI Average (4.1%) Apartments Average (2.8%) Industry Average (2.6%)

12 GROWTH THROUGH ACCRETIVE ACQUISITIONS Since June 2011, Sun has completed over $774 million of acquisitions, increasing its number of sites and communities by 50% and 42%, respectively, diversifying from both a business segment and geographic perspective. Seeking opportunities with:  Potential to increase occupancy  Below market rents  Expansion capabilities  Geographic diversification - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 800,000,000 900,000,000 30,000 35,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 75,000 Dec-10 Dec-11 Dec-12 Dec-13 Apr-14 A cq u is itio n $ $ Si te s MH Sites RV Sites Cumulative Acquisition $

Community Photos from: North Lake Estates - Moore Haven, FL

STRONG ACQUISITION PERFORMANCE

2011 Acquisitions



Revenues
NOI
$35
$30
$25
$20
$15
Year 1
Year 2
Year 3



Occupancy
100%
96%
92%
88%
84%
80%
83.4%
90.8%
92.5%
Year 1
Year 2
Year 3

Properties Acquired:

- Orange City RV Resort (FL) – May
- Kentland Acquisition (18 Properties - MI) – June
- Morgan Acquisition (6 Properties - FL) – December 2011 & February 2012
- Cider Mill Crossings (MI) – September

2012 Acquisitions



Revenues
NOI
$40
$35
$30
$25
$20
Year 1
Year 2



Occupancy
100%
96%
92%
88%
91.4%
96.8%
Year 1
Year 2

Properties Acquired:

- Blazing Star (TX) – July
- Northville Crossing (MI) – September
- Rainbow RV Resort (FL) – October
- Rudgate Acquisition (6 Properties - MI) – November
- Palm Creek Golf & RV Resort (AZ) – December
- Lake In Wood RV Resort (PA) – December

13

SUN COMMUNITIES, INC.

14 GROWTH THROUGH EXPANSION OPPORTUNITIES  Inventory of over 6,100 zoned and entitled sites available for expansion at 33 communities  Expanding in communities with strong demand evidenced by occupancy of ~95%  Expansion lease-up is driven by sales, rental and relocation programs  Over 750 sites expected to be completed at 5 communities in Texas and 1 community in Colorado in 2014  Over 3,000 sites planned for development in the next 5 years

15 STRATEGIC BALANCE SHEET MANAGEMENT Financial flexibility has positioned Sun to de-lever substantially while expanding via acquisitions. EQUITY  Raised over $764.0 million of common equity, primarily through four successful follow-on offerings in January and September 2012, March 2013 and March 2014.  Accessed the preferred market via an inaugural $85.0 million offering preferred stock in November 2012 LINE OF CREDIT  Closed $350.0 million Senior secured credit facility on May 15, 2013  $250 million expansion capability  Reduced spread to LIBOR + 1.65%* from LIBOR + 2.25%  Reduced unused fees by 5 bps *Margin is based on the company’s current leverage ratio. DEBT-Since 2011:  Refinanced $122.7 million of debt to 2021  Extended FNMA secured debt of $312.3 million from 2014 to 2023  Closed on $141.5 million 10- year loan in December 2013  Closed on $99 million 12-year loan in January 2014

16 CONSERVATIVE BALANCE SHEET Net Debt1 / Enterprise Value EBITDA / Interest Debt + Preferred Equity / EBITDA* (1) Including preferred OP units *Calculated based on trailing 12 months ended March 31, 2014 Fixed Debt (%)

17  Superior total return performance  Strong portfolio management as reflected by continuously improving operating metrics  Sound balance sheet management and improving credit metrics  Solid external growth strategy in highly-fragmented sector  Wide access to various capital sources COMPANY HIGHLIGHTS

18 APPENDICES

PERFORMANCE VS. INDICES  SUI has significantly outperformed many major market indices since the market crash in 2009. Source: SNL 19 5-year Total Returns by Index as of 3/31/2014 492% 258% 254% 220% 198% 197% 161% 0% 100% 200% 300% 400% 500% 600% SUI SNL US REIT Equity MSCI US REIT (RMS) S&P Small-Cap SNL US REIT Manufactured Homes Russell 2000 S&P 500

PERFORMANCE VS. REIT SECTORS Source: SNL  SUI has outperformed most major REIT sector indices over a 5 year period 20 5-year Total Returns by REIT Sector as of 3/31/2014 492% 400% 347% 310% 282% 248% 244% 218% 198% 194% 192% 0% 100% 200% 300% 400% 500% 600% SUI Hotel Retail Self-Storage Multifamily Industrial Office Strip Mall Manufactured Housing Healthcare Diversified